UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 31, 2023

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)On May 31, 2023, Exelixis, Inc. (Exelixis) held its 2023 Annual Meeting of Stockholders (the Annual Meeting) at its offices located at 1851 Harbor Bay Parkway, Alameda, CA 94502.
(b)The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:
1.Election of Directors: Exelixis stockholders elected the following 11 directors to serve until the next annual meeting of stockholders in 2024, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal:

	FOR	AGAINST	BROKER NON-VOTES
Maria C. Freire, Ph.D.	226,878,512	29,841,878	—
Alan M. Garber, M.D., Ph.D.	221,687,200	35,031,720	—
Tomas J. Heyman	209,404,239	47,310,782	—
David E. Johnson	240,036,765	16,677,682	—
Michael M. Morrissey, Ph.D.	225,102,450	31,469,654	—
Robert L. Oliver, Jr.	250,850,361	5,869,649	—
Stelios Papadopoulos, Ph.D.	223,062,261	33,656,523	—
George Poste, DVM, Ph.D., FRS	225,550,366	31,169,483	—
Julie Anne Smith	226,279,193	30,441,104	—
Jacqueline Wright	226,507,736	30,212,275	—
Jack L. Wyszomierski	223,003,412	33,711,474	—
As previously disclosed on May 7, 2023, Dr. Lance Willsey resigned from the Company’s Board of Directors (Board) and did not stand for re-election. Accordingly, the foregoing voting results do not include votes cast for Dr. Willsey.
2.Ratification of Ernst & Young LLP as Exelixis’ independent registered public accounting firm: Exelixis stockholders ratified the selection of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending December 29, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
249,569,509	6,356,215	890,653	—
3.Approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in the proxy statement (Say-on-Pay): Exelixis stockholders approved the Say-on-Pay proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
212,824,174	42,820,366	1,171,837	—
4.Approval, on an advisory basis, of the preferred frequency of shareholder advisory votes on the compensation of Exelixis’ named executive officers (Say-on-Pay Frequency): Exelixis stockholders approved the option of “1 Year” on the Say-on-Pay Frequency proposal.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
250,754,219	262,732	5,363,172	436,254	—
(c)In accordance with the Board of Directors’ recommendation as set forth in Exelixis’ proxy statement for the Annual Meeting and consistent with the stated preference of Exelixis’ stockholders as reflected above, Exelixis determined that future stockholder advisory votes on executive compensation will be conducted on an annual basis, until the next stockholder advisory vote on this matter is held.

(d)No other matters were submitted for stockholder action.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

June 5, 2023	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President, General Counsel and Secretary